EXHIBIT 4.1

The stock certificates state:

 Number                      AFTERSOFT GROUP, INC.                       Shares
--------                                                                --------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                 CUSIP 00831R105
THIS CERTIFIES THAT

IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $0.0001 PER SHARE

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be ehld subject to the provision of the Articiles of Incorpaiton, to all of which the holder by acceptance hereby assents.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in facsimile by ites duly authrozied officers and the facsimile seal of the Company to be duly affixed hereto.

This Certificate is not valid unless duly countersigned by the Transfer Agent.

Dated


____________________________           [place for seal]         ________________
          Secretary                                                President

                          [Reverse Side of Certificate]

                              AFTERSOFT GROUP, INC.
                         Corporate Stock Transfer, Inc.
                            Transfer Fee: As Required

         The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST

UNIF TRANSFERS MIN ACT - _____________Custodian_____________
                             (Cust)               (Minor)
under Uniform Transfer to Minors Act _________________________________________


        For Value received, _______________________________ hereby sell, assign and transfer unto

                        PLEASE INSERT SOCIAL SECURITY OR
                      OTHER IDENTIFYING NUMBER OF ASSIGNEE

      ---------------------------------------------------------------------
               Please print or typewrite name and address assignee


________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________ 200__
                                                 X______________________________
SIGNATURE GUARANTEED                             X______________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.


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